UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 4, 2023

DBX ETF TRUST

(Exact name of registrant as specified in its charter)

Delaware	811-22487	30-1310323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

875 Third Avenue

New York, New York 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 454-4500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Xtrackers S&P 500 Value ESG ETF	SNPV	Cboe BZX Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 4, 2024, the staff of the Listing Qualifications Department (the “Staff”) of the Cboe BZX Exchange, Inc. (the “Exchange”) provided written notice (the “Deficiency Notification”) to DBX ETF Trust (the “Trust”) that, based on the Staff’s review of the period between November 22, 2023, and January 23, 2024 (the “Review Period”), it had determined that Xtrackers S&P 500 Value ESG ETF (the “Fund”) did not meet the beneficial holders requirement set forth in Exchange Rule 14.11(l)(4)(B)(i)(c) (the “Rule”), which states that the Exchange will consider the suspension of trading in, and will commence delisting proceedings under Rule 14.12 for, a series of ETF shares if, following the initial twelve month period after commencement of trading on the Exchange of a series of ETF shares, there are fewer than 50 beneficial holders of the series of ETF shares for 30 or more consecutive trading days.

The Deficiency Notification further notified the Trust that it may submit to the Staff within 45 calendar days of the date of the Deficiency Notification a plan for the Fund to gain compliance with the Rule (a “Plan for Compliance”). If the Trust does not submit a Plan for Compliance by April 18, 2024, the Staff will issue a Staff Delisting Determination. In response to the Deficiency Notification, the Trust intends to submit a Plan for Compliance to the Staff by April 18, 2024, which will outline the Trust’s plan to increase the number of Fund beneficial holders and gain compliance with the Rule.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements may include words such as “anticipate,” “believe,” “may,” “intends” and other words and terms of similar meaning, including in connection with any discussion of the timing or nature of future financial performance or other events. Such forward-looking statements are subject to certain risks and uncertainties, including whether the Trust is able to gain compliance with the Exchange’s continued listing standards, whether the Fund is able to avoid potential delisting from the Exchange, and other factors disclosed by the Trust from time to time in its filings with the Securities and Exchange Commission. As a result of these factors, the Trust’s actual results may differ materially from those indicated or implied by such forward-looking statements. Except as required by law, the Trust disclaims any obligation to publicly update such statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DBX ETF Trust

Date:	March 6, 2024	By:	/s/Freddi Klassen
		Name: Title:	Freddi Klassen President and Chief Executive Officer